UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant          ☑
Filed by a Party other than the Registrant          ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
CAMDEN PROPERTY TRUST
(Name of Registrant as Specified in Its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/06/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/22/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control # (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CAMDEN PROPERTY TRUST
Vote In Person
BROADRIDGE FINANCIAL SOLUTIONS, INC. 1981 MARCUS AVE. LAKE SUCCESS, NY 11042 USA
Should you choose to vote these shares in person at the meeting you must request a “legal proxy.” To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Meeting Type:	Annual	Meeting Location:	Renaissance Hotel
Meeting Date:	05/06/08		6 East Greenway Plaza
Meeting Time:	1:30 P.M. CDT		Houston, TX 77046
For holders as of: 03/14/08

Voting Items

1.	Election of Trust Managers
	Nominees:
	01)	Richard J. Campo	06)	William F. Paulsen
	02)	William R. Cooper	07)	D. Keith Oden
	03)	Scott S. Ingraham	08)	F. Gardner Parker
	04)	Lewis A. Levey	09)	Steven A. Webster
	05)	William B. McGuire, Jr.

2.	Ratification of Deloitte & Touche LLP as the independent registered public accountants.

Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.